Exhibit 10.3

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT NO. 8 TO

CLINICAL TRIAL AGREEMENT

BETWEEN

ECOG-ACRIN CANCER RESEARCH GROUP

AND SYNDAX PHARMACEUTICALS, INC.

This Amendment No. 8 to Clinical Trial Agreement (the “Amendment” or “Amendment 8”) is entered into as of January 18, 2017 (the “Effective Date”), by and between ECOG-ACRIN Cancer Research Group, on behalf of itself and its member hospitals, institutions and physicians (the “Group,” “ECOG” or “ECOG-ACRIN”), and Syndax Pharmaceuticals, Inc. (“Company” or “Syndax”).

WITNESSETH:

WHEREAS, pursuant to the Clinical Trial Agreement dated March 14, 2014 between the parties (“Agreement”), the parties agreed to certain terms specified therein for research services related to Group’s performance of the Study; and

WHEREAS, the parties agree to increase the support for the Study to cover budget support to partially offset the expenses associated with *** for the Study as set forth herein.

NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

A.	The following is added to Section 1.G of the Agreement:

The Company will provide financial support to the Group in the amount of $1,582,064 to support the activities for the *** for the Study as set forth in Exhibit D. The maximum financial support for the Agreement is increased from $21,866,506 by $1,582,064 to $23,448,570.

B.	Exhibit B of the Agreement is deleted in its entirety and replaced by Exhibit B attached hereto.

C.	Exhibit D attached hereto is hereby added as Exhibit D of the Agreement thereto.

D.	This Amendment constitutes the full understanding of the parties and a complete and exclusive statement of the terms of their agreement with respect to the subject matter described herein, and no terms, conditions, understanding, or agreement purporting to modify or vary the terms of this Amendment shall be binding unless made in writing and signed by the parties.

E.	This Amendment 8 may be terminated by the joint written agreement of the Company and the Group if the work being performed by the Group pursuant to this Amendment 8 is considered complete.

F.	Except to the extent amended herein, all of the terms and conditions of the Agreement remain in full force and effect.

G.	Capitalized terms herein that are not defined shall have the meaning ascribed to such terms in the Agreement.

H.	This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall be considered one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, as of the Effective Date, by proper persons duly authorized.

ECOG-ACRIN Cancer Research Group		Syndax Pharmaceuticals, Inc.

/s/ Robert L. Comis		/s/ Luke J. Albrecht
Name:	Robert L. Comis, M.D.	Name:	Luke J. Albrecht
Title:	Group Co-Chair	Title:	Vice President, General Counsel

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B

E2112 Budget & Payment Schedule

A.	Budget Details

1.	Budget – Excluding Amendments

The budget for this project is $19,406,948 which is itemized as follows:

***

2.	Budget – Amendment 1

The budget for Amendment 1 is $1,200,000 which is itemized as follows:

***

3.	Budget – Amendment 3

The budget for Amendment 3 (*** Support) is $450,000 which is itemized as follows:

***

4.	Budget – Amendment 4

The budget for Amendment 4 (***) is $7,908 which is itemized as follows:

***

5.	Budget – Amendment 5

The budget for Amendment 5 is $30,121 which is itemized as follows:

***

*** services being provided through Amendment 5 is limited to *** of *** services plus *** of Group ***.

6.	Budget – Amendment 6

The budget for Amendment 6 is $287,438 which is itemized as follows:

***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.	Budget – Amendment 7

The budget for Amendment 7 is $484,091 which is itemized as follows:

***

8.	Budget – Amendment 8

The budget for Amendment 8 is $1,582,064 which is itemized as follows:

***

9.	Invoicing and Payments

Company will make payments within *** of receipt of invoices from Group according to the Payment Schedule herein. Payments will be made to as set forth in Section 1.B of the Agreement as follows:

ECOG Research and Education Foundation, Inc.

Agent for ECOG-ACRIN Cancer Research Group

Attn: Donna Marinucci

1818 Market Street, Suite 1100

Philadelphia, PA 19103

Group will send invoices to the following address:

Jeannette Hasapidis

VP, Clinical Operations

Syndax Pharmaceuticals, Inc.

400 Totten Pond Road, Suite 110

Waltham, MA 02451

B.	Payment Schedule – Excluding Amendments

Group will submit invoices to Company in accordance with the following Payment Schedule:

***

C.	Payment Schedule – Amendment 1

Group will submit invoices to Company in accordance with the following Payment Schedule:

***

D.	Payment Schedule – Amendment 3 (***)

Group will submit invoices to Company in accordance with the following Payment Schedule:

***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

E.	Payment Schedule – Amendment 4

Group will submit invoices to Company in accordance with the following Payment Schedule:

***

F.	Payment Schedule – Amendment 5

Group will submit invoices to Company in accordance with the following Payment Schedule:

***

G.	Payment Schedule – Amendment 6

Group will submit invoices to Company in accordance with the following Payment Schedule:

***

H.	Payment Schedule – Amendment 7

Group will submit invoices to Company in accordance with the following Payment Schedule:

***

I.	Payment Schedule – Amendment 8

Group will submit invoices to Company in accordance with the following Payment Schedule:

***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D

E2112 Scope of Work – Amendment 8

(*** Services)

Protocol Title: A Randomized Phase III Trial of Endocrine Therapy plus Entinostat/Placebo in Post- menopausal Patients with Hormone Receptor-Positive Advanced Breast Cancer

***

*** INDICATES 1 PAGE OF MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.